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Exhibit 1

                        Class A Subordinate Voting Stock


                            MAGNA ENTERTAINMENT CORP.


                             UNDERWRITING AGREEMENT


                                 April __, 2002

BEAR, STEARNS & CO. INC.
BMO NESBITT BURNS INC.
CIBC WORLD MARKETS CORP.
as Representatives of the several Underwriters
named in SCHEDULE I attached hereto
     c/o Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, New York  10167

Ladies and Gentlemen:

                  Magna Entertainment Corp., a corporation organized and existing under the laws of Delaware (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in SCHEDULE I hereto (the "UNDERWRITERS") an aggregate of 20,000,000 shares (the "FIRM SHARES") of its Class A Subordinate Voting Stock, par value $0.01 per share (the "CLASS A SUBORDINATE VOTING Stock"), and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 3,000,000 shares (the "ADDITIONAL SHARES") of Class A Subordinate Voting Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "SHARES." The Shares are more fully described in the Registration Statement, the Prospectus and the Canadian Prospectus (each as defined below).

                  The Company understands that the Underwriters propose to make a public offering and sale of the Shares (the "OFFERING") in the United States and in each of the provinces of Canada (the "QUALIFYING PROVINCES") upon the terms set forth in the Prospectus and the Canadian Prospectus. The Company also understands that the Underwriters may offer the Shares outside of the United States and Canada, subject to applicable law.

                  The Underwriters shall offer the Shares for sale to the public directly and through other brokers and investment dealers in the United States and the Qualifying Provinces only as permitted by applicable law and upon the terms and conditions set forth in the Prospectus, the Canadian Prospectus and this Agreement. The Underwriters agree that they will not, directly or indirectly, distribute the Registration Statement, the Preliminary Prospectus (as defined below), the Canadian Preliminary Prospectus (as defined below), the Prospectus or the Canadian Prospectus or publish any prospectus, circular, advertisement or other offering material in any jurisdiction other than the states of the United States where the Shares are duly qualified under U.S. federal and applicable state securities laws and the Qualifying Provinces, in such manner as


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to require registration of the Shares or the filing by the Company in such jurisdiction of a prospectus or any similar document with respect to the Shares. The Underwriters agree that each of the Underwriters that is not registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), will not offer or sell any Shares in, or to persons who are nationals or residents of, the United States other than through one of its United States registered broker-dealer affiliates or otherwise in compliance with Rule 15a-6 under the Exchange Act. Sales of the Shares in Canada may be made only by an Underwriter that is either registered in the appropriate category or exempt from registration under applicable securities legislation (including the regulations, rules and policies thereunder) in the Qualifying Provinces (the "CANADIAN SECURITIES LAWS") or by its appropriately registered Canadian registered dealer affiliate.

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

         (a) The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-1 (No. 333-70520), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Shares, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to you for each of the other Underwriters. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the "REGISTRATION STATEMENT." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act increasing the size of the Offering by registering additional shares of Class A Subordinate Voting Stock (a "RULE 462(b) REGISTRATION STATEMENT"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued, the Company has not received any notice that any proceeding for that purpose has been initiated, and, to the Company's knowledge, no proceeding for that purpose has been threatened by the Commission. The Company, if required by the rules and regulations of the Commission promulgated under the Securities Act (the "RULES AND REGULATIONS"), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to such Rule 424(b), in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "PROSPECTUS," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering in the United States that differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the


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Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereinafter called a "PRELIMINARY PROSPECTUS." All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments of or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System.

         (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus, in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Rules and Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company relies on Rule 434 of the Rules and Regulations, the Company will comply with the requirements thereof.

         (c) The Company has prepared and filed with the Ontario Securities Commission (the "REVIEWING AUTHORITY"), as principal regulator pursuant to National Policy 43-201 of the Canadian Securities Administrators, and with the securities regulatory authorities in each of the Qualifying Provinces other than the Province of Ontario (the "CANADIAN COMMISSIONS") a preliminary short form base PREP prospectus and an amended and restated preliminary short form base PREP prospectus relating to the Shares (such prospectuses, in the English and French languages, as applicable, and including the documents incorporated therein by reference, the "PRELIMINARY PREP PROSPECTUS"). The Preliminary PREP Prospectus has been filed with the Reviewing Authority and the Canadian Commissions in accordance with National Policy 43-201 and National Instruments 44-101 and 44-103 of the Canadian Securities Administrators, and the Company has obtained a mutual reliance review system decision document therefor from the Reviewing Authority on behalf of itself and the Canadian Commissions. In addition, the Company (A) has prepared and filed with the Reviewing Authority and with the Canadian Commissions a final short form base PREP prospectus relating to the Shares (in the English and French languages, as applicable, and including the documents incorporated therein by reference, the "FINAL PREP PROSPECTUS"), which prospectus omits certain



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information (the "PREP INFORMATION") in accordance with National Instrument
44-103 of the Canadian Securities Administrators and the PREP procedures established thereby, and (B) will prepare and file, promptly after the execution and delivery of this Agreement, with the Reviewing Authority and the Canadian Commissions, in accordance with such PREP procedures, a supplemented PREP prospectus containing the omitted PREP Information (in the English and French languages, as applicable, and including the documents incorporated by reference therein, the "SUPPLEMENTED PREP PROSPECTUS"). Each prospectus, in the English and French languages, as applicable, relating to the distribution of the Shares in Canada (1) before an MRRS decision document in respect of the Final PREP Prospectus has been obtained from the Reviewing Authority on its own behalf and on behalf of the Canadian Commissions or (2) after such mutual reliance review system decision document had been obtained and prior to the execution and delivery of this Agreement, in each case, including the documents incorporated by reference therein, but which omits the PREP Information, is referred to as a "CANADIAN PRELIMINARY PROSPECTUS." The Final PREP Prospectus for which a mutual reliance review system decision document has been obtained from the Reviewing Authority on its own behalf and on behalf of the Canadian Commissions is referred to as the "CANADIAN PROSPECTUS," except that if, after the execution of this Agreement, the Supplemented PREP Prospectus containing the PREP Information is filed with the Reviewing Authority and the Canadian Commissions, the term "CANADIAN PROSPECTUS" shall thereafter refer to such Supplemented PREP Prospectus, including the documents incorporated by reference therein. Any amendment to the Canadian Prospectus, any amended or supplemented prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the Canadian Securities Laws (as defined below) prior to the effective date of this Agreement or, where such document is deemed to be incorporated by reference in the Final PREP Prospectus, prior to the expiry of the period of distribution of the Shares, is referred to collectively as the "SUPPLEMENTARY MATERIAL." Each of the Canadian Preliminary Prospectus and the Canadian Prospectus and any Supplementary Material, at the date thereof, complied or will comply in all material respects with the Canadian Securities Laws as interpreted and applied by the Reviewing Authority and, at the date thereof and as at the Closing Date and the Additional Closing Date, if any, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made. All references in this Agreement to the Preliminary PREP Prospectus, the Canadian Preliminary Prospectus, the Final PREP Prospectus, the Supplemented PREP Prospectus and the Canadian Prospectus, or any amendments of or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Reviewing Authority and the Canadian Commissions pursuant to the System for Electronic Document Analysis and Retrieval ("SEDAR").

(d) No representation and warranty is made in subsections (b) and (c) above, with respect to any information contained in or omitted from the Registration Statement, the Prospectus or any Preliminary Prospectus, the Canadian Prospectus or the Canadian Preliminary Prospectus, or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you specifically for use therein ("UNDERWRITERS' INFORMATION"). The parties acknowledge and agree that the Underwriters' Information consists solely of the material


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included in the third, fourth, fifth, tenth and eleventh paragraphs under the caption "Underwriting" in the Prospectus and the Canadian Prospectus.

         (e) Ernst & Young LLP, PricewaterhouseCoopers LLP and Hill, Barth & King LLC, who have audited the financial statements and supporting schedules included in the Registration Statement and included and incorporated by reference in the Canadian Prospectus, are, to the Company's knowledge, each independent public accountants as required by the Securities Act and the Rules and Regulations.

         (f) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Canadian Prospectus, except as set forth in the Registration Statement, the Prospectus and the Canadian Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement, the Prospectus and the Canadian Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement, the Prospectus and the Canadian Prospectus.

         (g) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company.

         (h) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the restated certificate of incorporation (including the Company's corporate constitution) or by-laws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, by the Registration Statement, by the Prospectus and by the Canadian Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration of the Shares under the Securities Act and in accordance with the Rules and Regulations, the filing of the Supplemented



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PREP Prospectus and distribution reports with the Reviewing Authority and the
Canadian Commissions, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

         (i) The Company has the authorized capitalization set forth in the Prospectus and the Canadian Prospectus and all issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement; the Shares to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company; and all issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except as set forth in the Prospectus and the Canadian Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the Class A Subordinate Voting Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement, the Prospectus and the Canadian Prospectus.

         (j) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

         (k) Except as described in the Registration Statement, the Prospectus and the Canadian Prospectus, or as would not have a Material Adverse Effect, each of the Company and its subsidiaries (i) possesses the permits, licenses, consents and other authorizations (collectively, the "GOVERNMENT LICENSES") issued by, and has made all filings with, the appropriate regulatory entities necessary to own, lease and operate its properties and to conduct businesses now operated by it and (ii) all such Government Licenses are valid and in full force and effect. Except as described in the Registration Statement, the Prospectus and the Canadian Prospectus, or as would not have a Material Adverse Effect, each of the Company and its subsidiaries is in compliance with the terms and conditions of all such Government Licenses. No event has occurred (including, without limitation, the receipt of any notice from any regulatory entity) that allows, or after notice or lapse of time or both, would allow revocation, modification, suspension or termination of any Government License or would result in any other material impairment of the rights of the holder of any such Government License that would have a Material Adverse Effect. Except as described in the Registration Statement, the Prospectus and the Canadian



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Prospectus, to the knowledge of the Company and its subsidiaries, no regulatory entity is considering limiting, suspending or revoking any Government License or is investigating any of them, other than ordinary course administrative reviews.

         (l) Except as described in the Registration Statement, the Prospectus and the Canadian Prospectus, there is no legal or governmental proceeding to which the Company or any of its subsidiaries is a party, or of which any property of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, is reasonably likely to have a Material Adverse Effect, and to the knowledge of the Company, no such proceeding is threatened or contemplated by governmental authorities or threatened or contemplated by others.

         (m) Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Class A Subordinate Voting Stock to facilitate the sale or resale of the Shares.

         (n) The historical financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus and included or incorporated by reference in the Canadian Prospectus present fairly the financial position and results of operations of the Company and its consolidated subsidiaries and the other entities for which financial statements are included in the Registration Statement and the Prospectus and included or incorporated by reference in the Canadian Prospectus as of the dates indicated and for the periods specified; except as otherwise stated in the Registration Statement, the Prospectus and the Canadian Prospectus, such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         (o) The pro forma financial information and the related notes thereto included in the Registration Statement, the Prospectus and the Canadian Prospectus have been prepared in accordance with the applicable requirements of the Securities Act (including the Rules and Regulations) and the Canadian Securities Laws, respectively. The assumptions used in preparing such pro forma financial statements provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

         (p) The reconciliation to generally accepted accounting principles as applied in Canada of the financial statements and pro forma financial information referred to in subsections (n) and (o), as set forth in the notes to such financial statements and pro forma financial information, conforms to the requirements of subsection 7.1(2) of National Instrument 44-101 of the Canadian Securities Administrators.

         (q) Except as disclosed in the Registration Statement, the Prospectus and the Canadian Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or the Canadian



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Prospectus or otherwise in connection with the sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

         (r) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

         (s) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the Prospectus and the Canadian Prospectus or such as do not materially impair the current use of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its subsidiaries taken as a whole, and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         (t) Except as would not have a Material Adverse Effect, the Company and each of its subsidiaries have accurately prepared and timely filed all federal, state, provincial and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes that the Company and each of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's or any of its subsidiaries' federal, state, provincial or other taxes is pending or, to the knowledge of the Company, threatened. There is no tax lien, whether imposed by any federal, state, provincial or other taxing authority, outstanding against the assets, properties or business of the Company or any of its subsidiaries.

         (u) Each of the Company and its subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

         (v) The Class A Subordinate Voting Stock is registered pursuant to
Section 12(g) of the Exchange Act and is listed for quotation on the Nasdaq National Market (the "NASDAQ NATIONAL MARKET") and posted and listed for trading on The Toronto Stock Exchange (The "TORONTO STOCK EXCHANGE"). The Shares will be listed for quotation on the Nasdaq National Market and posted and listed for trading on The Toronto Stock Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Class A Subordinate Voting Stock (including the Shares) under the Exchange Act or de-listing the Class A Subordinate Voting Stock (including the Shares) from the Nasdaq National Market



                                       8
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or The Toronto Stock Exchange, nor has the Company received any notification that the Commission, the Nasdaq National Market or The Toronto Stock Exchange is contemplating terminating such registration or listing.

         (w) The Company is a reporting issuer, or its equivalent, under the securities laws of each of the Qualifying Provinces that recognize the concept of reporting issuer status, is not included in the list of defaulting reporting issuers maintained by the Reviewing Authority or any of the Canadian Commissions, and is eligible to file a short form PREP prospectus under National Instruments 44-101 and 44-103 of the Canadian Securities Administrators.

         (x) The documents incorporated or deemed to be incorporated by reference in the Canadian Prospectus, at the time they were or hereafter are filed with the Canadian Commissions, complied and will comply in all material respects with the requirements of the Canadian Securities Laws as interpreted and applied by the Reviewing Authority and, when read together with the other information in the Canadian Prospectus, at the date thereof and as at the Closing Date and the Additional Closing Date, if any, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (y) There are no contracts or other documents that are required to be described in the Registration Statement, the Prospectus or the Canadian Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations and which have not been so described or filed.

         (z) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) except as described in the Registration Statement, the Prospectus and the Canadian Prospectus, is in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except any violation or default that would not have a Material Adverse Effect.

         (aa) No labor disturbance by the employees of the Company, of any of its subsidiaries, or of any horse owners or trainers exists or, to the knowledge of the Company, is imminent that might be expected to have a Material Adverse Effect.

         (bb) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as in the Company's reasonable determination is adequate for the conduct of their respective businesses and the value of their respective properties.

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

         (cc) The Company does not maintain, contribute to, or have any obligation to contribute to, and has never maintained, contributed to or had any obligation to contribute to, any "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA")), which is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code of 1986.

         (dd) Except as described in the Registration Statement, the Prospectus and the Canadian Prospectus, (i) there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect, and (ii) there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has knowledge, except for any such disposal, discharge, emission, or other release of any kind that would not, singularly or in the aggregate with all such discharges and other releases, have a Material Adverse Effect.

         (ee) The Company and each of its subsidiaries own or possess adequate rights to use all service marks, service mark registrations and licenses necessary for the conduct of their respective businesses, except where the failure to own or possess such rights would not, individually or in the aggregate, have a Material Adverse Effect, and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

         (ff) The statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

         2.       PURCHASE, SALE AND DELIVERY OF THE SHARES.

         (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, at a purchase price of $_________ per share for Shares sold to purchasers resident in the United States or elsewhere outside of Canada and Cdn.$_________ per share for Shares sold to purchasers resident in Canada, the number of Firm Shares set forth opposite the respective names of the Underwriters on SCHEDULE I hereto plus any additional number of Shares that such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

         (b) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, New York 10022 ("U.S. UNDERWRITERS' COUNSEL"), or at such other place as may be agreed upon by you and the Company, at 9:00 A.M., New York City time, on the third business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Rules and Regulations, the third business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the initial public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called the "CLOSING DATE").

         Certificates for the Firm Shares to be delivered to you shall be registered in such name or names and in such denominations as you may request at least two business days before the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

         (c) In addition, the Company hereby grants to the Underwriters the option to purchase up to 3,000,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "ADDITIONAL CLOSING DATE"); PROVIDED, HOWEVER, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Payment of the purchase price for, and delivery of certificates for, the Additional Shares shall be made at the offices of U.S. Underwriters' Counsel, or at such other place as may be agreed upon by you and the Company. Certificates for the Additional Shares to be delivered to you shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

         The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares being purchased from the Company, subject, however, to such adjustments to eliminate any fractional shares as Bear, Stearns & Co. Inc. ("BEAR STEARNS") in its sole discretion shall make.

         (d) Payment of the purchase price for the Shares shall be made to the Company by wire transfer of immediately available (same day) funds to the bank account designated by the Company not less than 24 hours prior to the time of closing on the Closing Date or Additional Closing Date, if any, upon delivery of certificates for the Shares to you through the facilities of the Depositary Trust Company for the respective accounts of the several Underwriters against receipt therefor signed by you. It is understood that each Underwriter has authorized Bear Stearns, for its account, to accept delivery of, give receipt for, and make payment of the purchase price for, the Firm Shares and the Additional Shares, if any, that such Underwriter has agreed to purchase. Bear Stearns, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares or the Additional Shares, if any, to be purchased by any Underwriter whose funds have not been received by the time of closing on the Closing Date, or the relevant Additional Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         3. OFFERING. Upon your authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Registration Statement, the Prospectus and the Canadian Prospectus.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters that:

         (a) If the Registration Statement has not yet been declared effective the Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A of the Rules and Regulations is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434 of the Rules and Regulations, the Company shall file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and shall provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company shall prepare and file a term sheet that complies with the requirements of Rule 434.

         (b) The Company shall, as soon as possible and in any event not later than 3:00 P.M. Eastern time on the second business day after the date of this Agreement, prepare and file the Supplemented PREP Prospectus with the Reviewing Authority and the Canadian Commissions in compliance with the Canadian Securities Laws and shall take all such other steps and proceedings that may be necessary in order to qualify the Shares for distribution in each of the Qualifying Provinces.

         (c) The Company shall notify you (and, if requested by you, shall confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the filing of any amendment of or supplement to the Canadian Prospectus or the filing of any Supplementary Material, (v) of any request by the Reviewing Authority or any Canadian Commission to amend or supplement the Canadian

Prospectus or for additional information, (vi) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor or of any order preventing or suspending the use of any prospectus, (vii) of the receipt, on or prior to the Closing Date or the Additional Closing Date, as the case may be, of any comments from the Commission, the Reviewing Authority or any Canadian Commission, (viii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose, and (ix) of the issuance by the Reviewing Authority, any Canadian Commission or any stock exchange, on or prior to the Closing Date or the Additional Closing Date, as the case may be, of any order having the effect of ceasing or suspending the distribution of the Shares or the trading in the securities of the Company or the initiating or threatening of any proceeding for that purpose. If the Commission, the Reviewing Authority or any Canadian Commission proposes or enters a stop order or order of similar effect at any time with respect to the transactions contemplated by this Agreement, the Company shall make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

         (d) The Company shall not at any time file or make any amendment to the Registration Statement or any amendment of or supplement to the Final PREP Prospectus, the prospectus included in the Registration Statement at the time it becomes effective, the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations), the Supplemented PREP Prospectus or any Supplementary Material of which you shall not have previously been advised and furnished a copy or to which you shall have reasonably objected in writing.

         (e) The Company shall comply with the Securities Act and the Rules and Regulations and the Canadian Securities Laws so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Registration Statement, the Prospectus and the Canadian Prospectus. If, at any time when a prospectus is required by the Securities Act or by the Canadian Securities Laws to be delivered in connection with sales of the Shares, any event occurs or condition exists as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, acting reasonably, to amend the Registration Statement or amend or supplement the Prospectus or the Canadian Prospectus in order that the Registration Statement, the Prospectus or the Canadian Prospectus will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary, in the opinion of such counsel, acting reasonably, at any such time to amend the Registration Statement or amend or supplement the Prospectus or the Canadian Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations or the Canadian Securities Laws, the Company shall promptly notify you (unless counsel for the Underwriters already has expressed such an opinion) and prepare and file with the Commission and with the Reviewing Authority and the Canadian Commissions, subject to Subsection 4(d), such amendment or supplement (in form and substance satisfactory to you) as may be necessary to correct such statement or omission or effect such compliance and the Company shall use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

         (f) The Company has delivered or shall promptly deliver to each of the Underwriters and Underwriters' Counsel a signed copy of the Registration Statement, including all consents and exhibits filed therewith and all amendments thereto, and a signed copy of all consents and certificates of experts and a copy of each Canadian Preliminary Prospectus, the Final PREP Prospectus, the Canadian Prospectus, and any Supplementary Material, approved, signed and certified as required by the Canadian Securities Laws.

         (g) The Company has delivered or shall promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, any Canadian Preliminary Prospectus, the Prospectus, the Canadian Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Canadian Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. The Company hereby consents to the use of such copies for the purposes permitted by the Securities Act and Canadian Securities Laws. Prior to 1:00 P.M., New York City time, on the business day next succeeding the date of this Agreement, the Company shall, without charge, furnish the Underwriters with copies of the Prospectus and the Canadian Prospectus in New York City and Toronto, respectively, in such quantities as you may reasonably request, and the Company shall deliver to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act and during the period when the Canadian Prospectus is required to be delivered under the Canadian Securities Laws, such number of copies of the Prospectus and Canadian Prospectus (each as supplemented or amended) as such Underwriter may reasonably request.

         (h) The Company shall endeavor in good faith, in cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions within the United States and Canada as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

         (i) The Company shall make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

         (j) During the period of 90 days from the date of the Prospectus and the Canadian Prospectus, the Company shall not, directly or indirectly, without the prior written consent of Bear Stearns, issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16-a-1(h) under the Exchange Act) , enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Class A Subordinate Voting Stock (whether any such transaction is to be settled by delivery of Class A Subordinate Voting Stock, other securities, cash or other consideration) or otherwise dispose of, any Class A Subordinate Voting

Stock (or any securities convertible into, exercisable for or exchangeable for Class A Subordinate Voting Stock, including shares of the Company's Class B Stock and the exchangeable shares of MEC Holdings (Canada) Inc. (the "EXCHANGEABLE SHARES")) or interest therein of the Company, or common stock or any securities convertible into, exercisable for or exchangeable for common stock of any of its subsidiaries, and the Company shall obtain the undertaking of each of its officers and directors and such of its stockholders as have been heretofore designated by you and listed on SCHEDULE II attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the Company's sale of the Shares hereunder and the Company's issuance of (A) Class A Subordinate Voting Stock upon (i) the conversion or exchange of outstanding convertible or exchangeable securities (including the Exchangeable Shares); (ii) the exercise of currently outstanding options; or (iii) the exercise of currently outstanding warrants; (B) the grant of options under, or the issuance of Class A Subordinate Voting Stock upon the exercise thereof pursuant to, employee stock option plans in effect on the date hereof; or (C) any shares of Class A Subordinate Voting Stock or other securities for the purpose of acquiring a business, any assets or any securities, so long as the recipient of such shares or other securities agrees to be subject to similar restrictions for the remaining balance of such 90-day period.

         (k) During the period of two years from the effective date of the Registration Statement, the Company shall furnish to you copies of all non-public reports or other communications (financial or other) furnished to security holders, and deliver to you (i) as soon as they are available, copies of any periodic reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

         (l) The Company shall take such steps as it deems necessary to ascertain promptly whether the Supplemented PREP Prospectus was received for filing by the Reviewing Authority and by the Canadian Commissions and, in the event that such prospectus was not received for filing, the Company shall promptly file any such prospectus not then received for filing.

         (m) The Company shall cause Osler, Hoskin & Harcourt LLP to deliver to the Underwriters opinions, dated the date of the filing of the French language versions of each of the Preliminary PREP Prospectus, the Final PREP Prospectus and the Supplemented PREP Prospectus, to the effect that the French language version of each such prospectus, including each document incorporated therein by reference (other than the financial statements and other financial data contained therein or omitted therefrom), is in all material respects a complete and proper translation of the English language version thereof. The Company shall also cause Osler, Hoskin & Harcourt LLP to deliver to the Underwriters similar opinions as to the French language translation of any information contained in any Supplementary Material, in form and substance reasonably satisfactory to the Underwriters, prior to the filing thereof with the Reviewing Authority and the Canadian Commissions.

         (n) The Company shall cause Ernst & Young LLP to deliver to the Underwriters opinions, dated the date of the filing of the French language versions of each of the Preliminary PREP Prospectus, the Final PREP Prospectus and the Supplemented PREP Prospectus, to the effect that the financial statements and other financial data contained in the

French language version of each such prospectus, including each document incorporated therein by reference, is in all material respects a complete and proper translation of the English language version thereof. The Company shall also cause Ernst & Young LLP to deliver to the Underwriters similar opinions as to the French language translation of any information contained in any Supplementary Material, in form and substance reasonably satisfactory to the Underwriters, prior to the filing thereof with the Reviewing Authority and the Canadian Commissions.

         (o) The Company shall apply the net proceeds it receives from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus and the Canadian Prospectus.

         (p) The Company shall use its best efforts to list for quotation the Shares on the Nasdaq National Market and to list the Shares for trading on the Toronto Stock Exchange.

         (q) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act or the Canadian Prospectus is required to be delivered under the Canadian Securities Laws, shall file all documents required to be filed (i) with the Commission pursuant to
Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder, and (ii) concurrently with such filings, with the Reviewing Authority and the Canadian Commissions pursuant to the Canadian Securities Laws.

         (r) The copies of the Canadian Preliminary Prospectus and the Canadian Prospectus delivered to the Underwriters for use in connection with the Offering in Canada will be identical to the electronic copies thereof filed via SEDAR. The Canadian Prospectus will be substantially in the same form as the Prospectus except for (i) the incorporation by reference in the Canadian Prospectus of the documents prescribed by the Canadian Securities Laws, (ii) the inclusion of certain additional sections in the Canadian Prospectus that are either required by Canadian Securities Laws or are solely for the benefit of Canadian investors;
(iii) the front and back cover pages and Table of Contents page; (iv) the inclusion in the Canadian Prospectus of a Certificate of the Company, the Promoter and the Underwriters; and (v) the page containing the Compilation Report on the Company's pro forma financial statements.

         (s) The Company shall allow the Underwriters to conduct and complete all "due diligence" investigations that the Underwriters may reasonably require to fulfill the Underwriters' obligations as underwriters and to enable the Underwriters to responsibly execute any certificate required to be executed by the Underwriters in the Canadian Prospectus.

         5. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the qualification of the Shares for distribution in Canada and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, any Canadian Preliminary Prospectus and the Canadian Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing any Agreement among Underwriters, this Agreement, the Blue Sky memoranda closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 4(h) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the Nasdaq National Market and the Toronto Stock Exchange; (v) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; and (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares. The Company also will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; and
(iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this
Section 5. It is understood, however, that except as provided in this Section, and Sections 7 and 11 hereof, the Underwriters and the Affiliated Dealers (as defined below) will pay all of their own costs and expenses, including the fees of their counsel, travel expenses (other than the costs associated with any company airplane used during the roadshow), stock transfer or similar taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Registration Statement shall have become effective and all necessary foreign regulatory or stock exchange approvals have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Rules and Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; and, at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

         (b) The Final PREP Prospectus shall have been filed with the Reviewing Authority and with the Canadian Commissions and a mutual reliance review system decision document obtained therefor and the Supplemented PREP Prospectus containing the PREP Information shall have been filed with the Reviewing Authority and with the Canadian

Commissions in accordance with the PREP Procedures, and no order having the effect of ceasing or suspending the distribution of the Shares or the trading in the Shares or any other securities of the Company shall have been issued or proceedings therefor initiated or, to the Company's knowledge, threatened by any securities commission, securities regulatory authority or stock exchange in Canada, and any request on the part of the Reviewing Authority or any Canadian Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

         (c) At the Closing Date, you shall have received the opinion of Sidley Austin Brown & Wood LLP, special U.S. counsel for the Company, dated the Closing Date, addressed to the Underwriters and in the form attached hereto as ANNEX I.

         (d) At the Closing Date, you shall have received the opinion of Edward
C. Hannah, the Vice President and General Counsel of the Company, dated the Closing Date, addressed to the Underwriters and in the form attached hereto as ANNEX II.

         (e) At the Closing Date, you shall have received the opinion of Osler, Hoskin & Harcourt LLP, Canadian counsel for the Company, dated the Closing Date, addressed to the Underwriters and in the form attached hereto as ANNEX III.

         (f) At the Closing Date, you shall have received the opinion of Latham & Watkins, special U.S. counsel for the Underwriters, dated the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters, covering such matters as are customarily covered in such opinions.

         (g) At the Closing Date, you shall have received the opinion of Torys LLP, Canadian counsel for the Underwriters (together with U.S. Underwriters' Counsel, "UNDERWRITERS' COUNSEL"), dated the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters, covering such matters as are customarily covered in such opinions.

         (h) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be in form and substance reasonably satisfactory to you and to Underwriters' Counsel, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon certain matters pursuant to subsections (f) and (g) above.

         (i) At the Closing Date, you shall have received a certificate of the President and Chief Executive Officer and the Executive Vice-President and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 6 has been satisfied,
(ii) the representations and warranties of the Company set forth in Section 1 hereof are accurate as of the date hereof and as of the Closing Date with the same force and effect as though expressly made on such date, (iii) as of the Closing Date, the obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, and
(iv) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Canadian Prospectus, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any change, or any development involving a change, in the business prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, except in each case as described in or contemplated by the Registration Statement, the Prospectus and the Canadian Prospectus or as would not have a Material Adverse Effect.

         (j) At the time this Agreement is executed and at the Closing Date, you shall have received comfort letters in respect of each of the Prospectus and the Canadian Prospectus from Ernst & Young LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

         (k) At the time this Agreement is executed and at the Closing Date, you shall have received comfort letters in respect of each of the Prospectus and the Canadian Prospectus letter from Ernst & Young LLP, independent public accountants for Los Angeles Turf Club, Inc., dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

         (l) At the time this Agreement is executed and at the Closing Date, you shall have received comfort letters in respect of each of the Prospectus and the Canadian Prospectus from Ernst & Young LLP, independent public accountants for Golden Gate Fields, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

         (m) At the time this Agreement is executed and at the Closing Date, you shall have received comfort letters in respect of each of the Prospectus and the Canadian Prospectus from Ernst & Young LLP, independent public accountants for Bay Meadows Operating Company, LLC, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

         (n) At the time this Agreement is executed and at the Closing Date, you shall have received comfort letters in respect of each of the Prospectus and the Canadian Prospectus from Ernst & Young LLP, independent public accountants for Ladbroke Racing Pennsylvania, Inc., dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

         (o) At the time this Agreement is executed and at the Closing Date, you shall have received comfort letters in respect of each of the Prospectus and the Canadian Prospectus from Ernst & Young LLP, independent public accountants for Sport Broadcasting Inc., dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the

Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

         (p) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus and the Canadian Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated by the Prospectus and the Canadian Prospectus (exclusive of any supplement thereto).

         (q) You shall have received a lock-up agreement from each person who is a director or officer of the Company and each stockholder as shall have been heretofore designated by you and listed on SCHEDULE II hereto substantially in the form attached hereto as ANNEX III.

         (r) At the Closing Date, the Shares shall have been approved for quotation on the National Association of Securities Dealers Automated Quotation National Market System and for listing on the Toronto Stock Exchange.

         (s) The Company shall have complied with the provisions of Section 4(g) hereof with respect to the furnishing of prospectuses.

         (t) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone (by live contact, not voicemail). Any such telephone notice shall be confirmed promptly thereafter in writing.

         7.       INDEMNIFICATION.

         (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (including each affiliate of any Underwriter who is deemed a third party beneficiary pursuant to Section 13 hereof (an "AFFILIATED DEALER"), its directors, officers and employees and any controlling person of such affiliate) against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, the Canadian Securities Laws or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, the Canadian Preliminary Prospectus or the Canadian Prospectus, any Supplementary Material or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters' Information. This indemnity agreement will be in addition to any liability that the Company may otherwise have including under this Agreement. The foregoing indemnity agreement with respect to any Preliminary Prospectus or Canadian Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus or Canadian Prospectus, as applicable (each as then amended or supplemented), to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or Canadian Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if
(i) such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus or Canadian Prospectus, as applicable, (ii) such Prospectus or Canadian Prospectus, as applicable, was required by law to be delivered at or prior to the written confirmation of sale to such person and (iii) the Company provided such Prospectus or Canadian Prospectus, as applicable, to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement or the Canadian Prospectus, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and reasonable expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, the Canadian Securities Laws or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the

Prospectus, Canadian Preliminary Prospectus or the Canadian Prospectus, any Supplementary Material or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters' Information. This indemnity will be in addition to any liability that any Underwriter may otherwise have including under this Agreement.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of one counsel selected by all the indemnified parties to represent them all shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or reasonably could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party (an "ACTION"), unless such settlement, compromise or judgment
(x) includes an unconditional release of the indemnified party from all liability on claims that are the subject matter of such action and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party. No indemnified party shall, without the prior written consent of the indemnifying party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any Action.

         8. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement or the Canadian Prospectus and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement or the Canadian Prospectus and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

         9.       DEFAULT BY AN UNDERWRITER.

         (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in SCHEDULE I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

         (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7(a) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

         (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

         10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

         11.      EFFECTIVE DATE OF AGREEMENT; TERMINATION.

         (a) This Agreement shall become effective upon the later of (i) when you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you notifying the Company. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 7 and 8 hereof shall at all times be in full force and effect.

         (b) Each Underwriter shall be entitled, at its option, to terminate, without liability on the Underwriter's part, its obligations under this Agreement by giving written notice to that effect to the Company at or prior to the Closing Date or the Additional Closing Date, as applicable, if:

         (i) trading in the Company's securities on the Nasdaq National Market or the Toronto Stock Exchange has been suspended or made subject to material limitations;

         (ii) trading on the New York Stock Exchange or on the Nasdaq National Market or the Toronto Stock Exchange shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or on the Nasdaq National Market or the Toronto Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction;

         (iii) a banking moratorium has been declared by a state, provincial or federal authority in the United States or Canada or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective;

         (iv) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or Canada, or there is a declaration of a national emergency or war by the United States or Canada such that the effect of any such event in your sole judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus;

         (v) in relation to the Company or the Class A Subordinate Voting Stock, any inquiry, investigation or other proceeding (whether formal or informal) is commenced, threatened or announced or any order or ruling is issued by any officer of such exchange or market, or by the Commission, any of the Canadian Commissions or any other regulatory authority in Canada or the United States, or if any law or regulation under or pursuant to any statute of Canada or of any province thereof or of the United States or any state or territory thereof is promulgated or changed which, in the reasonable opinion of the Underwriters (or any of them), operates to prevent or materially restrict trading in or the distribution of the Shares in the United States or Canada or could reasonably be expected to have a material adverse effect on the market price of the Shares in the United States or Canada; or

         (vi) there should develop, occur, or come into effect any occurrence of national or international consequence or any action, law or regulation, inquiry, or other occurrence of any nature whatsoever, including, without limiting the generality of the foregoing, any military conflict, civil insurrection, or any terrorist action, which, in the reasonable opinion of the Underwriters (or any of them), seriously affects or may seriously affect the financial markets or the business of the Company and its subsidiaries taken as a whole, and/or prevents or materially restricts the trading in or the distribution of the Shares in the United States or Canada.

         (c) Any notice of termination pursuant to this Section 11 shall be in writing.

         (d) If this Agreement is terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 11(a) hereof or (ii) Sections 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company shall, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

         12. NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

         (a) if sent to any Underwriter, shall be mailed, delivered or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Fax: (212) 272-2074, Attention: Equity Capital Markets, with copies to (i) Latham & Watkins, 885 Third Avenue, New York, New York 10022, Fax: (212) 751-4864, Attention: Marc D. Jaffe, and (ii) Torys LLP, Maritime Life Tower, Suite 3000, Box 270, TD Centre, Toronto, Ontario M5K 1N2, Canada, Fax: (416) 865-7380, Attention: Brian Davis;

         (b) if sent to the Company, shall be mailed, delivered or faxed and confirmed in writing to the Company, 337 Magna Drive, Aurora, Ontario, L4G 7K1 Canada, Fax: (905) 726-7172, Attention: Gary M. Cohn, with copies to (i) Edward
C. Hannah, 337 Magna Drive, Aurora, Ontario, L4G 7K1 Canada, Fax: (905) 726-7448, (ii) Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, Fax: (212) 906-2021, Attention: Scott M. Freeman, and (iii) Osler, Hoskin & Harcourt LLP, 280 Park Avenue, Suite 30W, New York, New York 10017,
Fax: (212) 867-5802, Attention: Robert Lando;

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to you, which address will be supplied to any other party hereto by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         13. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters. Any Affiliated Dealer that is duly qualified and authorized to sell the Shares in the United States or Canada pursuant to the Prospectus or the Canadian Prospectus, respectively, and so offers and sells the Shares or any Affiliated Dealer that signs the Canadian Prospectus shall be deemed a third party beneficiary of the representations and warranties of the Company contained in Section 1, the covenants of the Company contained in Section 4, the indemnification and contribution obligations of the Company contained in Sections 7 and 8 and the officers' certificates, legal opinions and other documents required to be delivered to the Underwriters pursuant to this Agreement, and each such affiliate shall have the right to enforce such provisions of this Agreement to the same extent as if it were an Underwriter.

         14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         16. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         17. TIME IS OF THE ESSENCE. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when both the Commission's office in Washington, D.C. and the Reviewing Authority's office in Toronto, Ontario are open for business.

                            [signature page follows]

                  If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof (other than you).

                                     Very truly yours,

                                     MAGNA ENTERTAINMENT CORP.



                                     By:_______________________________________
                                          Name:
                                          Title:



                                     By:_______________________________________
                                          Name:
                                          Title:



Accepted as of the date first above written


BEAR, STEARNS & CO. INC.
BMO NESBITT BURNS INC.
CIBC WORLD MARKETS CORP.

By:  BEAR, STEARNS & CO. INC.



By:_______________________________________
     Name:
     Title:

On behalf of themselves and the other
Underwriters named in SCHEDULE I hereto.

                                   SCHEDULE I



                                                                                   NUMBER OF ADDITIONAL SHARES
                                                  NUMBER  OF FIRM  SHARES  TO BE    TO BE PURCHASED IF
NAME OF UNDERWRITER                               PURCHASED                        MAXIMUM OPTION EXERCISED
Bear, Stearns & Co. Inc........................
BMO Nesbitt Burns Inc..........................
CIBC World Markets Corp........................




              Total............................
                                                  ------------------------------   ---------------------------
                                                  ------------------------------   ---------------------------

                                   SCHEDULE II


[Names of stockholders subject to the lock-up provision]

                                                                         ANNEX I
                FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD LLP

         1. Each of the Company and its subsidiaries that are organized under the laws of the State of Delaware or New York and the name of which is set forth on Schedule I to this opinion is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

         2. The Company has an authorized capitalization as set forth in the Registration Statement, the Prospectus and the Canadian Prospectus. The Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable. The Class A Subordinate Voting Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement, the Prospectus and the Canadian Prospectus.

         3. The Class A Subordinate Voting Stock currently outstanding is listed, and the Shares to be sold under this Agreement to the Underwriters are duly authorized for listing for quotation on the Nasdaq National Market.

         4. This Agreement has been duly and validly authorized, executed and delivered by the Company.

         5. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit filed as an exhibit to the Registration Statement, or (B) violate or conflict with any provision of the restated certificate of incorporation or by-laws of the Company or any of its subsidiaries, or, to the best knowledge of such counsel, any federal or New York statute, rule or regulation known by us to be generally applicable to similar transactions.

         6. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required under any law or regulation of the United States or of the State of New York or under the General Corporation Law of the State of Delaware for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the


                                   ANNEX I-1

Securities Act or as may be required under the Exchange Act and (3) such as are required by the National Association of Securities Dealers, Inc.

         7. The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

         8. The statements under the captions "Our Business--Regulation," "Management--Long-Term Incentive Plan," "Relationship with Magna International," "Description of Capital Stock," "Corporate Constitution," "United States Federal Tax Considerations for Non-U.S. Residents" and "Underwriting" in the Prospectus and the Canadian Prospectus and Item 14 of Part II of the Registration Statement, insofar as such statements purport to describe or summarize the legal matters, documents, statutes, regulations or proceedings referred to therein, are accurate descriptions or summaries in all material respects.

         9. The Registration Statement is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A of the Rules and Regulations have been made.

         10. The Company has full right, power and authority to execute and deliver this Agreement and the Shares and to perform its obligations hereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Shares and the consummation of the transactions contemplated by this Agreement and as described in the Prospectus and the Canadian Prospectus have been duly and validly taken.

         11. To the knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

         In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Prospectus and related matters were discussed and, as a result of such participation, no facts have come to the attention of such counsel that cause such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that


                                   ANNEX I-2
such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein or omitted therefrom).

















                                   ANNEX I-3

                                                                        ANNEX II

                       FORM OF OPINION OF EDWARD C. HANNAH

         1. Based on certificates from public officials, we confirm that the Company and its subsidiaries are qualified to do business in the following states: _____________, ___________ and _________________.

         2. The Shares to be delivered on the Closing Date will not have been issued in violation of or subject to preemptive or, to the best of such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company.

         3. To the best of such counsel's knowledge and other than as set forth in the Prospectus and the Canadian Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that is likely to, individually or in the aggregate, have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         4. To the best knowledge of such counsel, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not violate or conflict with any judgment, decree, order statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets (except that no opinion shall be given with respect to the accuracy or adequacy of the disclosure in the Registration Statement, the Prospectus or the Canadian Prospectus).

         5. Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.









                                   ANNEX II-1

                                                                       ANNEX III

                 FORM OF OPINION OF OSLER, HOSKIN & HARCOURT LLP


         1. MEC Holdings (Canada) Inc. is a corporation existing under the laws of the Province of Ontario. There are no restrictions on the corporate power and capacity of MEC Holdings (Canada) Inc. to conduct its business or to own or lease its property and assets.

         2. Magna International Inc. is a corporation existing under the laws of the Province of Ontario. The execution of the promoter's certificate in the Canadian Prospectus has been duly and validly authorized by Magna International Inc.

         3. MEC Holdings (Canada) Inc. is duly licensed, registered or qualified to do business in all jurisdictions in Canada listed in an officer's certificate setting out those jurisdictions in which it owns, leases or operates properties or in which it conducts business material to the operations of the Company and its subsidiaries, taken as a whole, and the conduct of which requires such qualifications.

         4. The authorized and issued capital of MEC Holdings (Canada) Inc. is as stated in the Prospectus and the Canadian Prospectus, and all such outstanding shares of MEC Holdings (Canada) Inc. are issued and outstanding as fully paid and non-assessable shares in the capital of such corporation.

         5. The provisions of the exchangeable shares of MEC Holdings (Canada) Inc. conform, in all material respects, with the description thereof contained in the Prospectus and the Canadian Prospectus.

         6. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required under the laws of the Province of Ontario or the federal laws of Canada applicable therein for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except as have been obtained and except for the filing of certain documents with The Toronto Stock Exchange.

         7. To the extent execution and delivery are matters governed by the laws of the Province of Ontario, this Agreement has been duly executed and delivered by the Company.

         8. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not violate or conflict with any provision of the articles of incorporation or by-laws of MEC Holdings (Canada) Inc. or any applicable laws of the Province of Ontario or the federal laws of Canada applicable therein, or, to the knowledge of such counsel, any judgment, decree, order, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

                                   ANNEX III-1

         9. All documents have been filed, all proceedings have been taken and all legal requirements have been fulfilled by the Company under the laws of each of the Qualifying Provinces to qualify the Shares for distribution and sale to the public in each of such provinces through investment dealers or brokers registered under the applicable laws of such provinces who have complied with the relevant provisions of such laws; PROVIDED, HOWEVER, that such counsel need not opine as to whether the Canadian Prospectus constitutes full, true and plain disclosure of all material facts relating to the Shares.

         10. To the knowledge of such counsel, no order, ruling or determination of the Canadian Commissions or The Toronto Stock Exchange having the effect of precluding the issuance or delivery of the Shares or ceasing, suspension or restricting the trading of the Class A Subordinate Voting Stock or any other securities of the Company in any of the Qualifying Provinces, or precluding or suspending the use of the Canadian Prospectus, has been issued or made by any stock exchange, securities commission or regulatory authority and is continuing in effect, and no proceedings, investigations, or enquiries for that purpose have been instituted or are pending.

         11. Subject to general investment provisions, the Shares are eligible investments under the relevant statutes referred to under the heading "Canadian Eligibility for Investment" in the Prospectus and the Canadian Prospectus.

         12. Subject to the limitations and qualifications set out therein and based on a certificate of an officer of the Company as to certain factual matters, the statements in the Prospectus and the Canadian Prospectus under the heading "Canadian Federal Income Tax Considerations for Canadian Residents" fairly describe the principal Canadian federal income tax consequences under the Income Tax Act (Canada) insofar as they purport to describe the provisions of law referred to therein generally applicable to the purchasers of Shares referred to therein.

         13. The Class A Subordinate Voting Stock currently outstanding is listed, and the Shares are conditionally approved for listing, on The Toronto Stock Exchange, subject only to the filing of certain documents.

         14. All laws of the Province of Quebec relating to the use of the French language have been complied with in connection with the sale of the Shares to purchasers in the Province of Quebec; PROVIDED that such purchasers receive copies of the Canadian Prospectus in the French language alone or in the French and English languages simultaneously and that such purchasers receive forms of order and confirmation drawn solely in the French language or in a bilingual format and assuming that no documents other than the Canadian Prospectus and the forms of order and confirmation constitute the contract for the purchase of the Shares.




                                   ANNEX III-2

                                                                        ANNEX IV


                            FORM OF LOCK-UP AGREEMENT

















                                   ANNEX IV-1